Exhibit 10.11

EXECUTION VERSION

FIRST AMENDMENT

TO SECOND AMENDED AND RESTATED FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FORBEARANCE AGREEMENT (this “Amendment”) is entered into as of June 12, 2019 by and among CP PROPERTY HOLDINGS, LLC, a Georgia limited liability company, as borrower (the “CP Borrower”), NORTHWEST PROPERTY HOLDINGS, LLC, a Georgia limited liability company, as borrower (the “Northwest Borrower”), ATTALLA NURSING ADK, LLC, a Georgia limited liability company, as borrower (the “Attalla Borrower”), ADCARE PROPERTY HOLDINGS, LLC, a Georgia limited liability company, as borrower and guarantor (“AdCare Holdco”; the CP Borrower, the Northwest Borrower, the Attalla Borrower and AdCare Holdco are collectively referred to herein as “Borrowers” and each, as a “Borrower”), HEARTH & HOME OF OHIO, INC., a Georgia corporation, as guarantor (the “HHO Guarantor”), REGIONAL HEALTH PROPERTIES, INC. a Georgia corporation, as guarantor (the “RHP Guarantor”), ADCARE OPERATIONS, LLC, a Georgia limited liability company, as guarantor (the “AdCare Ops”), ADCARE ADMINISTRATIVE SERVICES, LLC, a Georgia limited liability company, as guarantor (“AdCare Admin”), ADCARE CONSULTING, LLC, a Georgia limited liability company, as guarantor (“AdCare Consulting”), ADCARE FINANCIAL MANAGEMENT, LLC, a Georgia limited liability company, as guarantor (“AdCare Financial”), ADCARE OKLAHOMA MANAGEMENT, LLC, a Georgia limited liability company, as guarantor (“AdCare OK”), and ADCARE EMPLOYEE LEASING, LLC, a Georgia limited liability company, as guarantor (“AdCare Employee”; the HHO Guarantor, AdCare Holdco, the RHP Guarantor, AdCare Ops, AdCare Admin, AdCare Consulting, AdCare Financial, AdCare OK and AdCare Employee are collectively referred to herein as “Guarantors” and each, as a “Guarantor”), and PINECONE REALTY PARTNERS II, LLC, a Delaware limited liability company, as lender (together with its successors and assigns, the “Lender”) and (except to the extent set forth herein) amends that certain Second Amended and Restated Forbearance Agreement, dated as of March 29, 2019 (the “Second A&R Forbearance Agreement”), by and among the Credit Parties and the Lender.

RECITALS

WHEREAS, certain Credit Parties and the Lender are parties to that certain Loan Agreement, dated as of February 15, 2018 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Credit Parties and the Lender entered into that certain Second A&R Forbearance Agreement, pursuant to which the Lender agreed, subject to the terms and conditions thereof, to forbear during the Forbearance Period (as defined therein) from exercising certain of its default-related rights and remedies against the Credit Parties with respect to the Specified Defaults;

WHEREAS, upon the request of the Credit Parties, the Lender, subject to the terms and conditions set forth herein, has agreed to the amendments to the Second A&R Forbearance Agreement, and other agreements, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, all capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Second A&R Forbearance Agreement, as amended, supplemented or otherwise modified by this Amendment, or the Loan Agreement, as applicable.

SECTION 2. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 hereof:

(a)Section 5(b) of the Second A&R Forbearance Agreement is hereby amended by deleting “the Letter of Intent” from clause (iii) and replacing it with “that certain Purchase and Sale Agreement, dated as of April 15, 2019, by and among certain Credit Parties and Attalla Realty LLC, an Alabama limited liability company, College Park Realty LLC, a Georgia limited liability company, Quail Creek Realty LLC, an Oklahoma limited liability company, and Northwest Realty LLC, an Oklahoma limited liability company, as amended by that certain first amendment dated as of May 15, 2019, that certain second amendment dated as of May 20, 2019, that certain third amendment dated as of May 23, 2019, that certain fourth amendment dated as of May 31, 2019, and that certain fifth amendment dated as of June 12, 2019”;

(b)Section 5(d) of the Second A&R Forbearance Agreement is hereby amended by deleting “May 30, 2019” set forth therein and replacing it with “June 13, 2019 (it being understood and agreed that, as of the Amendment Effective Date (as defined in the First Amendment to this Agreement dated June 12, 2019), no Default or Event of Default  has occurred pursuant to this Section 5(d))”;

(c)Section 5(e)(ii) of the Second A&R Forbearance Agreement is hereby amended by deleting “July 3, 2019” set forth therein and replacing it with “August 15, 2019”; and

(d)Section 5(f)(i)(A) of the Second A&R Forbearance Agreement is hereby amended by amending and restating such section in its entirety as set forth below:

“(A)[Reserved].”

SECTION 3. Conditions. This Amendment shall be effective on the first day (the “Amendment Effective Date”) upon which each of the following conditions precedent shall have been satisfied:

(a)(i) the Lender shall have received a counterpart signature of the Credit Parties to this Amendment and (ii) the Credit Parties shall have received a counterpart signature of the Lender to this Amendment;

(b)the Lender shall have received from the Borrowers a fee in an amount equal to $25,000 payable in immediately available funds, which fee shall be fully earned and payable on the Amendment Effective Date;

(c)the Borrowers shall have paid to Lender a non-refundable payment as additional interest, payable in-kind by increasing the outstanding principal amount of Loans held by such Lender by an amount equal to $462,500 (with such increase being applied to each outstanding Loan on a pro rata basis in accordance with the outstanding principal amount thereof prior to such payment), whereupon from and after such date such amounts shall be added to and constitute Obligations;

(d)the Lender shall have received a legal, valid and binding copy of a fifth amendment to that certain Purchase and Sale Agreement, dated as of April 15, 2019, by and among certain Credit Parties and Attalla Realty LLC, an Alabama limited liability company, College Park Realty LLC, a Georgia limited liability company, Quail Creek Realty LLC, an Oklahoma limited liability company, and Northwest Realty LLC, an Oklahoma limited liability company, having terms acceptable to the Lender; and

(e)the Lender shall have received from the Borrowers reimbursement in full in immediately available funds for all accrued and unpaid Expenses.

SECTION 4. Representations and Warranties. Each Credit Party represents and warrants to the Lender, on the Amendment Effective Date, that the following statements are true and correct in all material respects on and as of such date:

(a)the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or limited liability company action on the part of such  Credit Party; this Amendment has been duly executed and delivered by such Credit Party; and this Amendment constitutes a valid and binding agreement of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(b)no approval, consent, exemption, authorization or other action by, or material notice to, or material filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrowers or any other Credit Party of this Amendment;

(c)the execution, delivery and performance by each Borrower and the other Credit Parties of this Amendment do not (i) contravene the terms of the Borrowers’ or any other Credit Party’s certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent constitutional, organizational and/or formation documents), as applicable; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any indenture, mortgage, deed of trust, Loan Agreement or loan agreement, or any other material agreement, contract or instrument to which any Borrower or any other Credit Party is a party or by which it or any of its properties or assets is bound or to which it may be subject or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Borrower or any other Credit Party or the properties or assets of any Borrower or any other Credit Party is subject; (iii) violate any Applicable Law; or (iv) result in a limitation on any governmental approvals applicable to the business, operations or properties of any Borrower or any other Credit Party;

(d)all of the Obligations are secured by a legal, valid and enforceable first priority security interest in and Lien on the Collateral in favor of the Lender;

(e)there are no offsets, counterclaims or defenses to the liabilities or obligations (including any Obligations) under any of the Loan Documents, or to the rights, remedies or powers of the Lender in respect of any of the Obligations or any of the Loan Documents;

(f)the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation, commitment or agreement of the Lender with respect to any future modification, amendment, waiver, forbearance or related transactions with respect to the Obligations, the Collateral or any of the Loan Documents; and

(g)except for the Specified Defaults, no Default or Event of Default has occurred or is continuing under this Amendment, the Loan Agreement or any other Loan Document.

SECTION 5. Repayment. If the Credit Parties pay the Obligations in full in cash (excluding  the Specified Principal Amount, but including any accrued and unpaid interest, or other fees or premiums payable, in respect of the Specified Principal Amount) on or prior to August 15, 2019, Lender shall forgive the Specified Principal Amount, which shall not be required to be repaid and shall be automatically cancelled. “Specified Principal Amount” means $137,500 in aggregate principal amount of the Loans (applied to each outstanding Loan on a pro rata basis in accordance with the outstanding principal amount thereof prior to such payment) and does not include any accrued and unpaid interest, or fees or premiums payable, in respect of the Specified Principal Amount.

SECTION 6. Ratification of Liability.

Each of the Borrowers and each other Credit Party hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingently or otherwise, under this Amendment and each other Loan Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of Liens on, or security interests in, its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and confirms and agrees that such Liens and security interests hereafter secure all of the Obligations. This Amendment shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof. Each of the Borrowers and each other Credit Party (a) acknowledges receipt of a copy of this Amendment and all other agreements, documents and instruments executed and/or delivered in connection herewith, (b) consents to the terms and conditions of the same, and (c) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.

SECTION 7. Release. Each of the Credit Parties (on behalf of itself and its Affiliates) for itself and for its successors in title and assignees and for its past, present and future employees, agents, representatives (other than legal representatives), officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Lender, the Lender’s successors-in-title, legal representatives and assignees, past, present and future officers, directors, partners, general partners, limited partners, managing directors, members, affiliates, shareholders, trustees, agents, employees, consultants, principals, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Lender or its successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claims relating to (i) the making or administration of the Loans, including, without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability” theories, (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents, (iii) increased financing costs, interest or other carrying costs, (iv) penalties, (v) lost profits or loss of business opportunity, (vi) legal, accounting and other administrative or professional fees and expenses and incidental, consequential and punitive damages payable to third parties, (vii) damages to business reputation, or (viii) any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Loan Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”). Each of the Releasing Parties further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or  discharge of any unknown Claims pursuant to this Section 7. Each of the Credit Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrowers or any other Credit Party pursuant to this Section 7. If any Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrowers and other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. For the avoidance of doubt, the provisions of this Section 7 shall survive the occurrence of a Termination Event.

SECTION 8. Construction. This Amendment and all other agreements and documents  executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Amendment or any such other agreements and documents nor any alleged ambiguity herein or therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Amendment and all other agreements and documents executed in connection therewith and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

SECTION 9. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

SECTION 10. Continuing Effect of the Loan Agreement.

(a)The Lender has not waived, is not by this Amendment waiving, and has no intention of waiving any of the Specified Defaults, any other Defaults or Events of Default or any of the liabilities or obligations (including any Obligations) under any of the Loan Documents, and the Lender has not agreed to forbear with respect to any rights or remedies concerning any Defaults or Events of Default (other than, during the Forbearance Period, the Specified Defaults solely to the extent expressly set forth in the Second A&R Forbearance Agreement, as amended, supplemented or otherwise modified by this Amendment), which may have occurred or are continuing as of the date hereof or which may occur after the date hereof, all of which rights are ratified and affirmed in all respects and shall continue in full force and effect. Subject to Section 2(b) of the Second A&R Forbearance Agreement (solely with respect to the Specified Defaults and only during the Forbearance Period), the Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the other Loan Documents, at law or otherwise as a result of any Defaults or Events of Default which may be continuing on the date hereof or any Defaults or Events of Default that may occur after the date hereof, and the Lender has not waived any of such rights or remedies, and nothing in this Amendment, and no delay on the Lender’s part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

(b)Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement in similar or different circumstances.

(c)This Amendment shall apply and be effective only with respect to the provisions of the Second A&R Forbearance Agreement specifically referred to herein. After the effectiveness of this Amendment, any reference to the Second A&R Forbearance Agreement shall mean the Second A&R Forbearance Agreement as amended and modified hereby.

SECTION 11. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. Loan Document. This Amendment shall constitute a Loan Document. It shall be an immediate Event of Default under the Loan Agreement if any Borrower or any other Credit Party fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Amendment or if any representation or warranty made by any Borrower or any other Credit Party under or in connection with this Amendment shall be untrue, false or misleading in any respect when made.

SECTION 13. Assignments; No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the other Credit Parties, the Lender and their respective successors and assigns; provided that neither the Borrowers nor any other Credit Party shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Amendment without the prior written consent of the Lender, in its sole discretion. No person other than the parties hereto and the Lender shall have any rights hereunder or be entitled to rely on this Amendment and all third-party beneficiaries rights are hereby expressly disclaimed.

SECTION 14. Amendment. No amendment, modification or waiver of the terms of this Amendment shall be effective except in a writing signed by the Credit Parties and the Lender.

SECTION 15. Arms-Length/Good Faith; Review and Construction of Documents. This Amendment has been negotiated at arms-length and in good faith by the parties hereto. The Credit Parties (a) have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Amendment with their legal counsel, (b) have reviewed this Amendment and fully understand the effects thereof and all terms and provisions contained in this Amendment, and (c) have executed this Amendment of their own free will and volition. Furthermore, the Credit Parties acknowledge that (i) this Amendment shall be construed as if jointly drafted by the Credit Parties and the Lender, and (ii) the recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

SECTION 16. Submission to Jurisdiction; Waiver of Venue; Waiver of Trial by Jury; Headings; Severability; Preferences; Prior Agreements. The provisions of Sections 14.4, 14.6, 14.8, 14.9, 14.10 and 14.13 of the Loan Agreement are hereby incorporated into this amendment, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:

CP PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

NORTHWEST PROPERTY HOLDINGS, LLC, a
Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ATTALLA NURSING ADK, LLC, a Georgia
limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE PROPERTY HOLDINGS, LLC, a
Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

GUARANTORS:

REGIONAL HEALTH PROPERTIES, INC., a
Georgia corporation

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Chief Executive Officer

ADCARE PROPERTY HOLDINGS, LLC, a
Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

HEARTH & HOME OF OHIO, INC., a Georgia
limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	President, Secretary and Treasurer

ADCARE OPERATIONS, LLC, a Georgia
limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE ADMINISTRATIVE SERVICES,
LLC, a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE CONSULTING, LLC, a Georgia
limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE FINANCIAL MANAGEMENT, LLC,
a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE OKLAHOMA MANAGEMENT,
LLC, a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE EMPLOYEE LEASING, LLC, a
Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

LENDER:

PINECONE REALTY PARTNERS II, LLC, a
Delaware limited liability company

By:	Pinesap Investments, LLC, a Delaware
limited liability company, its Manager

	By:	Pine Companies, LLC, a California
limited liability company, its Manager

		By:	/s/ Brian Timmer
			Name:	Brian Timmer
			Title:	Manager

[Signature Page to Forbearance Agreement Amendment]